Q1 2019 Investor Presentation

Forward Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com.

ASSET-LIGHT 70 100% YEARS OF BRAND SIGNIFICANT U.S. & FRANCHISED GLOBAL CHANNEL HERITAGE GLOBAL GROWTH BUSINESS OPPORTUNITIES OPPORTUNITY Dunkin’ Brands is unique in the QSR space

% 17% 77 OF 2018 OF 2018 SEGMENT SEGMENT REVENUE REVENUE 6% OF 2018 SEGMENT REVENUE

Defensive, Predictable Business Model Q1 2019 PERFORMANCE HIGHLIGHTS +2.4% +34 +8 DUNKIN’ U.S. DUNKIN’ U.S. NET GLOBAL NET UNIT COMPS DEVELOPMENT DEVELOPMENT Q1 2019 FINANCIAL HIGHLIGHTS +4.1% +5.9% +11.1% +8.1% SYSTEMWIDE SALES TOTAL REVENUE ADJUSTED OPERATING DILUTED ADJUSTED GROWTH GROWTH INCOME GROWTH EPS GROWTH

Dunkin’ U.S.

Dunkin’ is a Brand that can Win 13 consecutive 5 billion+ cups of years of being 9,400+ Dunkin’ coffee named #1 (1) U.S. Stores consumed in 2018 Coffee chain by consumers (2) #1 seller of total drip coffee #2 seller of iced espresso ~$8.8B #1 seller of iced brewed coffee #2 seller of breakfast U.S. Systemwide #1 seller of donuts sandwiches #1 seller of bagels (3) #2 seller of muffins (3) Sales in 2018 Broad DD product accessibility: Ready-to-drink bottled iced coffee, 6-years of growth in ready-to-drink espresso, K-cups, and breakfast sandwich servings bagged coffee in grocery and retail (1) Total cups coffee in U.S. restaurants and CPG channels (2) Source: Brand Keys, Dunkin’ named #1 brand for Customer Loyalty in the Out-Of-Home Coffee category, and #1 brand in the Packaged Coffee category (3) Source: The NPD Group/CREST for the year ending December 2018 in QSR; Breakfast sandwich servings include wraps/burritos

OUR FOCUS: BEVERAGE-LED, ON-THE-GO

Broad Accessibility Unparalleled Restaurant Convenience Excellence Menu Brand Innovation Evolution

Menu Innovation

BEVERAGE-LED INNOVATION TO FUEL GROWTH GROW AND PROTECT THE CORE EXPAND PRODUCT INNOVATION OFFER CONSISTENT, COMPELLING VALUE CREATE SECOND DAYPART

Unparalleled Convenience

DEDICATED TO PROVIDING GUESTS WITH UNPARALLELED CONVENIENCE LEVERAGING PARTNERSHIPS DRIVING MOBILE AND EXPANDING DELIVERY TO GROW CPG DIGITAL INNOVATION THROUGH PARTNERSHIPS BROAD ACCESSIBILITY ON-THE-GO SUPER CONVENIENCE

LEVERAGING CPG TO BUILD BRAND BEYOND TRADITIONAL FOUR WALLS BREW-AT-HOME BREWED GRAB AND GO NEW PARTNERSHIPS CONVENIENCE ON-THE-GO AND OCCASIONS $900M+* IN CPG RETAIL SALES IN 2018, INCLUDING $155M IN READY-TO-DRINK BOTTLED ICED COFFEE 14 *Represents total retail sales in CPG across Dunkin’ and Baskin-Robbins brands

MOBILE AND DIGITAL INNOVATION 10.6M 12% DD PERKS LOYALTY DD PERKS LOYALTY MEMBERS TOTAL MEMBER SPEND* 4% 80% ON-THE-GO MOBILE ON-THE-GO ORDERING** RETRIAL RATE NAVIGATING BALANCE BETWEEN LOYALTY MEMBER RECRUITMENT AND MEANINGFUL ENGAGEMENT *Represented as a % of Dunkin’ U.S. sales in Q1 2019. **Represented as a % of transactions in Q1 2019.

Unparalleled Convenience: Restaurant Expansion

DIFFERENT DEVELOPMENT STRATEGIES FOR DIFFERENT MARKETS TRANSFORM / OPTIMIZE EXISTING ASSETS INCREMENTAL GROWTH TO DRIVE CONVENIENCE Region Store Count Penetration Northeast 4,691 1:9,341 East 4,136 1:34,877 West 591 1:208,729 ACCELERATE GROWTH Not Yet Selling 1 1:15,715,280 TO ESTABLISH BRAND PRESENCE Total 9,419 1:34,732 Note: Statistics as of YE 2018.

DD U.S. NET DEVELOPMENT One of the fastest-growing QSR brands by unit count in the U.S. 2019 Target 3-Year Target Low end of 200 – 250 net new units; 200 – 250 net new units annually majority will be NextGen design 18

COMPELLING UNIT ECONOMICS DRIVING ACCELERATED GROWTH OUTSIDE OF CORE MARKETS


DD

2017 TOP 10 DEVELOPING MARKETS

- 90% of future growth outside of core markets
- Top 10 developing markets represent 60% of future growth

AVERAGE INITIAL CAPEX (1)	AVERAGE UNIT VOLUMES (2)	AVERAGE BEVERAGE MIX:	CASH-ON-CASH RETURNS (3)
~$550K	~$950K	~40%	20% - 25%

Note: As of April 2019. Based on standalone, traditional Dunkin' Restaurants. Not disclosing specific markets for competitive reasons; these are the expected returns.
(1) Number is rounded; represents the approximate initial capex for cohort
(2) Number is rounded; represents the approximate unit volume for cohort
(3) Number is rounded; represents the approximate cash-on-cash return for cohort

DNKN

Restaurant Excellence

RESTAURANT EXCELLENCE IS CENTERED ON IMPROVING THE GUEST EXPERIENCE RESTAURANT SPEED OF SERVICE CREW TRAINING SIMPLIFICATION “GREAT COFFEE….FAST”

Brand Relevance

TRANSFORMATION UNDERWAY TO INCREASE BRAND RELEVANCE DEBUTED DUNKIN’ U.S. UNVEILED NEW ESPRESSO PLATFORM TRANSITION UNDERWAY NEXTGEN STORE DESIGN BRAND IDENTITY RELAUNCH FROM FOAM TO DOUBLE WALLED PAPER CUPS

KEY ENHANCEMENTS OF NEXTGEN STORE DESIGN AIMED AT IMPROVING GUEST AND CREW EXPERIENCE


MOBILE ORDER
PICK UP

DEDICATED MOBILE ORDER PICK-UP AREA



FRONT-FACING BAKERY CASES PROMOTE IMPULSE PURCHASES


GREEN TEA
DUNKIN' DECAF
DARK ROAST
DUNKIN'

TAP SYSTEM TO SERVE ICED BEVERAGES

OPENED ~200 NEXTGEN RESTAURANTS TO DATE ACROSS THE U.S.

Note: NextGen restaurants include new builds and remodels opened in FY 2018 – 2019 YTD.

Dunkin’ NextGen Restaurant Quincy, MA 25

Baskin-Robbins U.S.

PREMIUM PRODUCTS, PREMIUM EXPERIENCE “Raising the Bar” initiatives include: • Improve guest experience to match premium products • Increase value offerings • Enhance convenience: • Digital in-store ordering • Home delivery with DoorDash • Expand test of Moments store design; two stores open in Fresno, CA and El Paso, TX • Optimize restaurant base through strategic closures and transfers 27

International

INTERNATIONAL FOCUS ON STRATEGIC MARKETS AND LONG-TERM GROWTH OPPORTUNITIES ENHANCING IN-STORE EXPERIENCE ESTABLISHING STRONG GROWING NON-TRADITIONAL DELIVERY INFRASTRUCTURE AND CHANNEL TO INCREASE TRANSACTIONS TO INCREASE BRAND ACCESSIBILITY TO ENHANCE BRAND RELEVENCE & AND BUILD SALES AND CONVENIENCE OPTIMIZE BRAND PENETRATION 29

Financial Targets

2019 GUIDANCE

DUNKIN' U.S.

- **Low-single digit percent** comp store sales growth
- **Low end of 200-250 range** for net new unit openings
- **>$130 million** in systemwide sales for new units opened in 2019

BASKIN-ROBBINS U.S.

- **Low-single digit percent** comp store sales growth
- **~10** net unit closures

INTERNATIONAL

- **Flat** ice cream margin profit dollars compared to 2018
- **Flat** JV net income compared to 2018

FINANCIAL TARGETS

- **Low-to-mid single digit percent** revenue growth
- **Low-to-mid single digit percent** other revenue growth
- **Mid-to-high single digit percent** operating and adjusted operating income growth
- **Mid-single digit reduction** to G&A expense
- **28%** effective tax rate[1]
- **$2.63- $2.72** GAAP Diluted EPS
- **$2.94 - $2.99** Non-GAAP Diluted EPS
- **~84 million** full-year weighted-average shares outstanding
- **~$122 million** in net interest expense
- **~$40 million** in capital expenditures

DNKN

Reflects 2019 Guidance as of May 2, 2019.

(1) Tax guidance excludes any potential future impact from material excess tax benefits in 2019.

LONG-TERM ANNUAL TARGETS (THROUGH 2021) FINANCIAL TARGETS • Low single digit percent comparable sales growth for Dunkin' U.S. • 200 - 250 net new units for Dunkin’ U.S. • Low-to-mid single digit percent revenue growth • Low single digit percent G&A expense growth (2020 and beyond) • Mid-to-high single digit percent operating and adjusted operating income growth

The “Perks” of Investing in .Reliable and diversified Dunkin’ Brands financial results .Asset-light, 100% franchised model .Strong free cash flow conversion